Exhibit 10.1

                           SKY HARVEST WINDPOWER CORP.

                                 (the "Company")

                             2011 STOCK OPTION PLAN
                                5,000,000 OPTIONS

This 2011 Stock Option Plan (the "Plan") makes available, as of March 10, 2011, 5,000,000 options to purchase the Company's shares of common stock.

1. DEFINITIONS

As used herein, the following definitions shall apply:

     (a) "AGREEMENT" shall mean the written agreement between the Company and the Participant relating to Options or Restricted Shares granted under the Plan.

     (b)  "BOARD" shall mean the Board of Directors of the Company.

     (c) "CHANGE OF CONTROL" means a change in ownership or control of the Company, effected through any of the following transactions:

          (i) the direct or indirect acquisition by any person or related group of persons (other than by the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders, or other transaction, in each case which the Board does not recommend such shareholders to accept; or

          (ii) a change in the composition of the Board over a period of 24 consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either:

               A. have been Board members continuously since the beginning of such period; or

               B. have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause 0 who were still in office at the time such election or nomination was approved by the Board; or

               C.   a Corporate Transaction as defined below.

     (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

     (e) "COMMITTEE" shall mean the Committee appointed by the Board in accordance with Section 0 of the Plan, if one is appointed.

     (f)  "COMPANY"   shall  mean  Sky  Harvest   Windpower   Corp.,   a  Nevada
          corporation, and shall include any parent or subsidiary corporation of the Company.

     (g)  "CONSULTANT" and "ADVISOR" means an individual who:

          (i) is engaged to provide, on an ongoing BONA FIDE basis, consulting, technical, management or other services to the Company other than services provided in relation to a "distribution" (as that term is defined in the SECURITIES ACT);

          (ii) provides the services under a written contract between the Company and the individual or a Consultant Entity (as defined in clause 0, below);

          (iii)in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or any Subsidiary; and

          (iv) has a relationship with the Company or any Subsidiary that enables the individual to be knowledgeable about the business and affairs of the Company or is otherwise permitted by applicable Regulatory Rules to be granted Options as a Consultant or as an equivalent thereof, and includes:

          (v)  a  corporation   of  which  the  individual  is  an  employee  or
               shareholder or a partnership of which the individual is an employee or partner (a "CONSULTANT ENTITY"); or

          (vi) an RRSP or RRIF established by or for the individual under which he or she is the beneficiary.

     (h)  "CORPORATE     TRANSACTION"     means    any    of    the    following
          shareholder-approved transactions to which the Company is a party:

          (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company; or

          (iii)any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

     (i) "DATE OF GRANT" means the date specified by the Board or the Committee or a Designated Officer on which a grant of Options shall become effective.

     (j) "DESIGNATED OFFICER" shall mean an Officer designated under Section 0 herein.

     (k)  "DIRECTOR" shall mean a member of the Board.

     (l)  "EFFECTIVE DATE" shall have the meaning ascribed thereto in Section 0.

     (m)  "EMPLOYEE" means:

          (i) an individual who works full-time or part-time for the Company and such other individual as may, from time to time, be permitted by applicable Regulatory Rules to be granted Options as an employee or as an equivalent thereto; or

          (ii) an individual who works for the Company either full-time or on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source, and includes:

          (iii) a corporation wholly-owned by such individual; and

          (iv) any RRSP or RRIF established by or for such individual under which he or she is the beneficiary.

     (n) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     (o)  "FAIR MARKET VALUE" per share shall mean:

          (i) if the Shares is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system, on the date of determination or, if the date of determination is not a trading day, the immediately preceding trading day, as reported in THE WALL STREET JOURNAL or such other source as the Designated Officer deems reliable;

          (ii) if the Shares is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination or, if there are no quoted prices on the date of determination, on the last day on which there are quoted prices prior to the date of determination, as reported in THE WALL STREET JOURNAL or such other source as the Designated Officer deems reliable; or

          (iii)in the absence of an established market for the Shares, the Fair Market Value shall be determined in good faith by the Designated Officer.

     (p)  "OFFICER" shall mean any officer of the Company.

     (q) "NON-QUALIFIED STOCK OPTION" means an Option that is not intended to qualify as a Tax-Qualified Option (as defined in the Code).

     (r) "OPTION" means the right to purchase Shares from the Company upon the exercise of a Non-qualified Stock Option granted pursuant to Section 0 of this Plan.

     (s) "OPTION PRICE" means the purchase price payable upon the exercise of an Option.

     (t)  "OPTIONED STOCK" shall mean the Shares subject to an Option.

     (u)  "OPTION TERM" shall have the meaning ascribed to it in Section 0.

     (v) "OPTIONEE" means a Person or Entity who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person.

     (w) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (x) "PARTICIPANT" means a person who is selected by the Board or the Committee or a Designated Officer to receive benefits under this Plan and:

          (i) is at that time an Employee, Officer, Director, or a Consultant or Advisor, to the Company, or

          (ii) has agreed to commence serving in any such capacity.

     (y) "PERSON OR ENTITY" means an individual, natural person, corporation, government or political subdivision or agency of a government, and where two or more persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of an issuer, such partnership, limited partnership, syndicate or group shall be deemed to be a Person or Entity.

     (z)  "PERSONAL REPRESENTATIVE" means:

          (i) in the case of a deceased Optionee, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and

          (ii) in the case of an Optionee who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Optionee.

     (aa) "PLAN" shall mean this 2011 Stock Option Plan, as amended from time to time in accordance with the terms hereof.

     (bb) "REGULATORY AUTHORITIES" means all organized trading facilities on which the Shares are listed, and all securities commissions or similar securities regulatory bodies having jurisdiction over the Company, this Plan or the Options granted from time to time hereunder.

     (cc) "REGULATORY RULES" means all corporate and securities laws, regulations, rules, policies, notices, instruments and other orders of any kind whatsoever which may, from time to time, apply to the implementation, operation or amendment of this Plan or the Options granted from time to time hereunder including, without limitation, those of the applicable Regulatory Authorities.

     (dd) "RESTRICTED  SHARES" means Common  Shares  granted or sold pursuant to
          Section 0 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 0 hereof has expired.

     (ee) "RULE 16B-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act, or any successor rule to the same effect.

     (ff) "SECURITIES ACT" means the SECURITIES ACT (British Columbia), RSBC 1996, c.418 as from time to time amended.

     (gg) "SHARES" or "COMMON SHARES" shall mean:

          (i) shares of the common stock of the Company, no par value, described in the Company's Articles of Incorporation, as amended; and

          (ii) any security into which shares of the common stock of the Company may be converted by reason of any transaction or event of the type referred to in Section 0 of this Plan, in each case as the same may be adjusted pursuant to Section 0 of this Plan.

     (hh) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     (ii) "TAX DATE" shall mean the date an Optionee is required to pay the Company an amount with respect to tax withholding obligations in connection with the exercise of an Option.

     (jj) "TERMINATION  DATE" shall have the meaning ascribed thereto in Section
          0.

2. PURPOSES OF THE PLAN

The purposes of this Plan are the following:

     (a) to attract and retain the best available personnel for positions of responsibility within the Company;

     (b) to provide additional incentives to Employees, Officers, Directors and Consultants of the Company;

     (c) to provide Employees, Directors, Officers and Consultants of the Company with an opportunity to acquire a proprietary interest in the Company to encourage their continued provision of services to the Company;

     (d) to provide such persons with incentives and rewards for superior performance more directly linked to the profitability of the Company's business and increases in shareholder value; and

     (e) to align the interests of such persons with the interests of the Company's shareholders generally.

Incentive benefits granted hereunder are Non-qualified Stock Options or Restricted Shares, as those terms are hereinafter defined. The Options granted shall be reflected in the terms of a written Agreement. No Option granted hereunder shall be effective until an Agreement with respect to such Option is executed by both the Company and the Participant. Execution of the Agreement shall not effect the Grant Date.

3. THE PLAN

The Plan is not effective until all approvals of the Plan pursuant to Sections 0 and 0 hereof are obtained.

4. SHARES SUBJECT TO THE PLAN

Subject to the provisions of Section 0 of the Plan, the maximum aggregate number of Shares which may be optioned and sold or otherwise awarded under the Plan is 5,000,000 Shares. Any Shares available for grants and awards at the end of any calendar year shall be carried over and shall be available for grants and awards in the subsequent calendar year.

For the purposes of this Section 0:

     (a) Upon expiration or cancellation of any award granted under this Plan, any Shares that were covered by such award shall again be available for issuance or transfer hereunder.

     (b) Shares covered by any award granted under this Plan shall be deemed to have been issued, and shall cease to be available for future issuance in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or the time when dividends or dividend equivalents are paid thereon.

5. ADMINISTRATION OF THE PLAN

5.1 PROCEDURE

     (a) The Board shall administer the Plan; provided, however, that the Board may appoint a Committee consisting solely of two or more "Non-Employee Directors" to administer the Plan on behalf of the Board, in accordance with Rule 16b-3.

     (b) Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time may any person serve on the Committee if that person's membership would cause the committee not to satisfy the requirements of Rule 16b-3.

     (c) A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

     (d) Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this
          Section 0.

5.2 POWER OF THE BOARD OR THE COMMITTEE OR A DESIGNATED OFFICER

     (a) Subject to the provisions of the Plan and subject to any applicable stock exchange, where required, the Board, the Committee or a Designated Officer shall have the authority, in its discretion:

          (i)  to grant Options or shares to Participants;

          (ii) to  determine,   upon  review  of  relevant  information  and  in
               accordance with Section 1(o) of the Plan, the Fair Market Value of the Shares;

          (iii)to determine the Option price per share of Options to be granted, which Option Price shall be determined in accordance with Section 0 of the Plan;

          (iv) to determine the number of Shares to be represented by each Option;

          (v) to determine the Participants to whom, and the time or times at which, Options or shares shall be granted;

          (vi) to interpret the Plan;

          (vii)to prescribe, amend and rescind rules and regulations relating to the Plan;

          (viii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the Optionee thereof, modify or amend such Option;

          (ix) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option;

          (x)  to  authorize  any person to execute on behalf of the Company any
               instrument   required  to  effectuate  the  grant  of  an  Option
               previously granted by the Board;

          (xi) to accept or reject the election made by an Optionee  pursuant to
               Section 0 of the Plan;

          (xii)to impose such additional conditions, as it deems advisable, as to the vesting and exercise of any Options granted pursuant to the Plan, including, but not limited to performance criteria; and

          (xiii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     (b) The Board or a Committee may delegate to an Officer of the Company the authority to make decisions pursuant to this Plan, provided that no such delegation may be made that would cause any award or other transaction under the Plan to cease to be exempt from Section 16(b) of the Exchange Act. A Committee may authorize any one or more of its members or any Officer of the Company to execute and deliver documents on behalf of the Committee.

5.3 EFFECT OF BOARD OR COMMITTEE OR DESIGNATED OFFICER DECISIONS

All decisions and determinations and the interpretation and construction by the Board or the committee or a Designated Officer of any provision of this Plan or any agreement, notification or document evidencing the grant of Options and any determination by the Board or the Committee or a Designated Officer pursuant to any provision of this Plan or any such agreement, notification or document, shall be final, binding and conclusive with respect to all Participants and/or Optionees and any other holders of any Option granted under the Plan. No member of the Board or the Committee or a Designated Officer shall be liable for any such action taken or determination made in good faith.

6. ELIGIBILITY

Consistent with the Plan's purposes, Options or Shares may be granted only to such Directors, Officers, Employees, Consultants and Advisors of the Company as determined by the Board or the Committee or a Designated Officer. Subject to the terms of the Plan, a Director, Officer, Employee, Consultant or Advisor who has been granted an Option or Shares may, if he or she is otherwise eligible, be granted an additional Option or Shares. It is required under the Plan that where Options are granted to Directors, Officers, Employees, Consultants and Advisors of the Company, the Company represents that the Optionee is a bona fide Director, Officer, Employee, Consultant or Advisor as the case may be.

At no time, however, may Options under the Plan, together with all of the Company's previously established or proposed share compensation arrangements, result, at any time, in:

     (a) more than 5% of the outstanding shares of common stock of the Company being granted to any one Participant in any 12 month period;

     (b) more than 2% of the outstanding shares of common stock of the Company being granted to any one Consultant in any 12 month period; or

     (c) more than an aggregate of 2% of the outstanding shares of the common stock of the Company being granted to all employees conducting investor relations activities, in any 12 month period.

The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

7. BOARD APPROVAL; EFFECTIVE DATE

Pursuant to Section 0 hereof, the Plan shall take effect on March 10, 2011 (the "Effective Date"). No Option may be granted after the Termination Date as hereinafter defined.

8. OPTIONS OR SHARES

The Board or the Committee or a Designated Officer may from time to time authorize grants to Participants of Options to purchase Shares, or the grant of shares upon such terms and conditions as the Board or the Committee or a Designated Officer may determine in accordance with the following provisions:

8.1 OPTIONS OR SHARES TO BE GRANTED; TERMS

     (a) Options granted pursuant to this Section 0 would be Non-qualified Stock Options. The Board or the Committee or a Designated Officer shall determine the specific terms of Options.

     (b) Each grant shall specify the period or periods of continuous employment, or continuous engagement of the consulting or advisory services, of the Optionee by the Company or any Subsidiary, or such other conditions as the Board or the Committee or a Designated Officer may provide, that are necessary before the Options or installments thereof shall become exercisable.

     (c) Subject to regulatory requirements, all options issued under the Plan shall vest on such terms as determined by the Board of Directors in its discretion, except options granted to Consultants performing investor relations activities, which will at a minimum vest in stages over 12 months with no more than 1/4 of the options vesting in any three month period.

     (d)  All  Options   issued   under  the  Plan  are   non-transferable   and
          non-assignable.

8.2 NUMBER OF SHARES SUBJECT TO OPTIONS

Each grant shall  specify the number of Shares to which it pertains.  Subject to
Section 0, successive grants may be made to the same Optionee regardless of whether any Options previously granted to the Optionee remain unexercised.

8.3 TERM OF OPTION; EARLIER TERMINATION

Subject to further provisions of this Section 0, unless otherwise provided in the Agreement, the term (the "Option Term") of each Option shall be five years from the Date of Grant, provided that no grant shall be effective until the Company and the Participant have executed and delivered an Agreement. In no case shall the Option Term exceed the maximum term permitted by any stock exchange or quotation system on which the Company's shares are listed and posted for trading.

8.4 EXERCISE PRICE

Each grant shall specify an Option Price per Share for the Shares to be issued pursuant to exercise of an Option, which shall be determined by the Board or the Committee or a Designated Officer; provided, however, that any such exercise price shall not be less than that, from time to time, permitted under the rules and policies of any exchange or over-the-counter market which is applicable to the Company. In the case of options granted to consultants, the exercise price shall be no less than the Fair Market Value per share on the Date of Grant. Any reduction in exercise price for the Option of an Insider of the Company will be subject to disinterested shareholder approval.

8.5 PAYMENT FOR SHARES

The Option Price of an exercised Option and any taxes attributable to the delivery of Shares under the Plan or portion thereof, shall be paid in cash in the form of United States currency or check or other cash equivalent acceptable to the Company.

8.6 RIGHTS AS A STOCKHOLDER

Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of an Option.

8.7 EXERCISE OF OPTION

     (a)  Procedure for Exercise

          (i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board or the Committee or a Designated Officer, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Board or the Committee or a Designated Officer at the time of grant, an Option may be exercised in whole or in part.

          (ii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board or the Committee or a Designated Officer, consist of any consideration and method of payment allowable under Section 0 of the Plan.

          (iii)Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Status as an Employee, Director, Officer, Consultant or Advisor. Unless otherwise provided in an Agreement, if an Employee's employment by the Company is terminated, except if such termination is voluntary or occurs due to retirement with the consent of the Board or the Committee or a Designated Officer or due to death or disability, then the Option, to the extent not exercised, shall terminate on the date on which the Employee receives notice that the Employee's employment by the Company is terminated. In no case shall options issued to a Director, Officer, Employee, Consultant or Advisor be exercisable for more than 60 calendar days after the Optionee ceases to be in one of those categories. If an Employee's termination is voluntary or occurs due to retirement with the consent of the Board or the Committee or a Designated Officer, then the Employee may after the date such Employee ceases to be an employee of the Company, exercise his or her Option at any time within 60 calendar days after the date he or she ceases to be an Employee of the Company, but only to the extent that he was entitled to exercise it on the date of such termination. To the extent that the Employee was not entitled to exercise the Option at the date of such termination, or if the Employee does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate. Options granted to an Optionee who is engaged in Investor Relations Activities shall expire within 30 days after the Optionee ceases to be employed to provide investor relations activities.

     (c) Death. Unless otherwise provided in the Agreement, if an Optionee dies during the term of the Option and is at the time of his death an Employee, the Option may be exercised at any time within 12 months following the date of death by the Optionee's executor or other legal representative or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     (d) Disability of Optionee. In the event of termination of an Optionee's consulting relationship or continuous status as an Employee as a result of his or her disability, an Optionee may, but only within three months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that an Optionee is not entitled to exercise the Option at the date of termination, or if an Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (e) Leave of Absence. Excluding an approved maternity or paternity leave, in the event of a management approved leave of absence, any unvested Options shall cease to vest and shall not be exercisable as if you were an active employee of the Company, subject to the terms of this Plan. If you return to active status, your Options will continue to vest and be exercisable in accordance with their terms. If you do not return to active status within 30 calendar days, your unvested Options will be canceled immediately and your vested Options will be canceled on the 31st day following your last day of active employment.

     (f) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     (g) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

8.8 AGREEMENT

Each grant of an Option or Restricted Share award shall be evidenced by an Agreement, which shall be executed on behalf of the Company by any Officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board or the Committee or a Designated Officer may determine consistent with this Plan.

9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER

Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as Shares covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board or the Committee or a Designated Officer, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof, shall be made with respect to the number of Shares subject to an Option or the Option Price thereof.

In the event of the proposed dissolution or liquidation of the Company, and subject to approval by any applicable Regulatory Authorities, all Options will terminate immediately prior to the consummation of such proposed action unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each holder the right to exercise his or her Option as to all or any part thereof, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent Option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the holder shall have the right to exercise the Option as to all of the Shares, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the holder that the Option shall be fully exercisable for a period of 60 days from the date of such notice (but not later than the expiration of the term of the Option), and the Option will terminate upon the expiration of such period.

10. TRANSFERABILITY

Except to the extent otherwise expressly provided in the Plan, the right to acquire Shares or other assets under the Plan may not be assigned, encumbered or otherwise transferred by an Optionee and any attempt by an Optionee to do so will be null and void. No Option granted under this Plan may be transferred by an Optionee except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder or equivalent laws of the Optionees jurisdiction of residence. Options granted under this Plan may not be exercised during a Participant's lifetime except by the Optionee or, in the event of the Optionee's legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under applicable law and court supervision.

11. TIME OF GRANTING OF OPTIONS

The Date of Grant of an Option shall, for all purposes, be the date on which the Board or the Committee or a Designated Officer makes the determination granting such Option. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant. The date the Optionee executes the Agreement shall have no effect on the Grant Date.

12. AMENDMENT AND TERMINATION OF THE PLAN

The Board may amend Plan from time to time in such respects as the Board may deem advisable or otherwise terminate the Plan.

Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board or the Committee or a Designated Officer, which agreement must be in writing and signed by the Optionee and the Company.

Notwithstanding the foregoing, this Plan shall terminate upon the earlier of the date on which all awards available for issuance in the last year of the Plan shall have been issued and fully exercised (the "Termination Date"). Upon termination of the Plan, no further Options may be granted pursuant to the Plan, but all Options granted prior thereto and still outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the Agreements evidencing such Options.

13. WITHHOLDING TAXES

The Company is authorized to withhold income taxes as required under applicable laws or regulations. To the extent that the Company is required to withhold any amounts due to federal, state, local or foreign laws and/or regulations in connection with any payment made or benefit realized by an Optionee or other person under this Plan, and the amounts available to the Company for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Optionee or such other person make arrangements satisfactory to the Company for payment of the balance of any taxes or other amounts required to be withheld. At the discretion of the Board or the Committee or a Designated Officer, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit or the surrender of outstanding Shares. The Company and any Optionee or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

14. MISCELLANEOUS PROVISIONS

14.1 PLAN EXPENSE

Any expenses of administering this Plan shall be borne by the Company.

14.2 CONSTRUCTION OF PLAN

The place of administration of the Plan shall be in Vancouver, British Columbia or such other cities as the Board of Directors may designate, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein without regard to conflict of law principles and, where applicable, in accordance with the Code.

14.3 OTHER COMPENSATION

The Board or the Committee or a Designated Officer may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

14.4 CONTINUATION OF EMPLOYMENT OR SERVICES

This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting other or additional compensation arrangements for its Employees.

14.5 CERTAIN TERMINATIONS OF EMPLOYMENT OR CONSULTING SERVICES, HARDSHIP AND APPROVED LEAVES OF ABSENCE

Notwithstanding any other provision of this Plan to the contrary, and subject to approval by any applicable Regulatory Authorities, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement with the consent of the Company, termination of employment or consulting services to enter public or military service with the consent of the Company or leave of absence approved by the Company, or in the event of hardship or other special circumstances, of an Optionee who holds an Option that is not immediately and fully exercisable, the Board or the Committee or a Designated Officer may take any action that it deems to be equitable under the circumstances or in the best interest of the Company, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

14.6 BINDING EFFECT

The provisions of the Plan and the applicable Agreements shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Participants, their legal representatives, their heirs or legacies and their permitted assignees.

14.7 EXCHANGE ACT COMPLIANCE

With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Board or the Committee or a Designated Officer fails to so comply, they shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee or a Designated Officer.

14.8 CONDITIONS UPON ISSUANCE OF SHARES

     (a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, the British Columbia Securities Act, applicable securities legislation in any other jurisdiction, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased or otherwise acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company such a representation is required by any of the aforementioned relevant provisions of law.

     (c) Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14.9 FRACTIONAL SHARES

The Company shall not be required to issue any fractional Shares pursuant to this Plan. The Board or the Committee or a Designated Officer may provide for the elimination of fractions or for the settlement thereof in cash.

14.10 RESERVATION OF SHARES

The Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

14.11 INDEMNIFICATION

In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board and of the Committee and any Designated Officer shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member or Committee member or a

Designated Officer shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member or Committee member or a Designated Officer undertakes to handle and defend it on his own behalf.

14.12 USE OF PROCEEDS

Any cash proceeds received by the Company from the sale of Shares under the Plan shall be used for general corporate purposes.

14.13 REGULATORY APPROVALS

     (a) The implementation of the Plan, the granting of any awards under the Plan and the issuance of any Shares shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the awards granted under it and the Shares issued pursuant to it.

     (b) No Shares or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of federal, provincial and applicable foreign securities laws.

14.14 OTHER TAX MATTERS

Reference herein to the Code and any described tax consequences related to the Plan or the granting or exercise of an award hereunder pertain only to those persons (including the Company) subject to the tax laws of the United States of America and Canada or any state, province or territory thereof.